WELLS FARGO FUNDS TRUST

RULE 18f-3 MULTI-CLASS PLAN

I.          Introduction.

Pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), this Rule 18f-3 Multi-Class Plan (the “Plan”) sets forth the method for allocating fees and expenses among each class of shares in the separate investment portfolios (the “Funds”) of Wells Fargo Funds Trust (the “Trust”).  In addition, the Plan sets forth the maximum initial sales charges, contingent deferred sales charges (“CDSCs”), Rule 12b-1 distribution fees, shareholder servicing fees, conversion features, exchange privileges and other shareholder services applicable to each class of shares of the Funds.

The Trust is an open-end series investment company registered under the 1940 Act, the shares of which are registered on Form N-1A under the Securities Act of 1933.  The Trust hereby elects to offer multiple classes of shares of the Funds pursuant to the provisions of Rule 18f-3 and the Plan.  Appendix A, as it may be amended from time to time, lists the Funds that have approved the Plan and the classes of each such Fund.  Each such Fund that has authorized the issuance of multiple classes of shares is referred to as a “Multi-Class Fund” hereunder.

II.        Allocation of Expenses.

A.  Mandatory Class Expenses.  Pursuant to Rule 18f-3, the Trust allocates to each class of shares of a Multi-Class Fund:  (i) any fees and expenses incurred by the Fund in connection with the distribution of such class of shares under a distribution plan adopted for such class of shares pursuant to Rule 12b‑1; and (ii) any fees and expenses incurred by the Fund under a shareholder servicing plan in connection with the provision of shareholder administrative or liaison services to the holders of such class of shares.

B.  Board-Approved Class Expenses.  The Trust’s Board of Trustees has approved the allocation of class-level administration fees incurred by a particular class of shares for administration services provided by the Multi-Class Funds’ administrator at the class level.  Appendix B, as it may be amended from time to time, lists the class-level administration fees payable by each class of the Multi-Class Funds.

C.  Discretionary Class Expenses.  In addition, pursuant to Rule 18f-3, the Trust may allocate the following fees and expenses to a particular class of shares of a Multi-Class Fund:

transfer agent fees that are attributable to such class of shares;

printing and postage expenses related to preparing and distributing materials such as shareholder reports, notices, prospectuses, reports, and proxies to current shareholders of that class or to regulatory agencies with respect to such class of shares;

blue sky notification or other filing fees incurred with respect to such class of shares;

Securities and Exchange Commission registration fees incurred with respect to such class of shares;

the expense of administrative personnel and services (including, but not limited to, those of a portfolio accountant, custodian or dividend paying agent charged with calculating net asset values or determining or paying dividends) as required to support the shareholders of such class of shares;

litigation or other legal expenses incurred with respect to such class of shares;

fees of the Trust’s Trustees incurred with respect to matters affecting such class of shares;

independent accountants’ fees incurred with respect to such class of shares; and

any other fees and expenses, not including advisory or custodial fees or other expenses related to the management of the Fund’s assets, incurred with respect to such class of shares.

For all purposes under this Plan, fees and expenses incurred “with respect to” a class of shares are those fees and expenses that are actually incurred in a different amount by the class or that relate to a different kind or degree of services provided to the class.  Any decision to treat expenses referenced in this Subsection C as class expenses and any subsequent changes to such decision will be reviewed and approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust.

C.  Relative Net Asset Value Allocation.  Income, realized and unrealized capital gains and losses, and any expenses of a Multi-Class Fund not allocable to a particular class of the Fund pursuant to this Plan shall be allocated to each class of the Fund based upon the relative net asset value of that class in relation to the aggregate net asset value of the Fund.  In certain cases, a service provider for a Multi-Class Fund may waive or reimburse all or a portion of the expenses of a specific class of shares of the Multi-Class Fund.  The Board of Trustees will monitor any such waivers or reimbursements to ensure that they do not generate inappropriate cross-subsidization between classes.

III.       Class Arrangements.

The following summarizes the maximum initial sales charges, CDSCs, Rule 12b‑1 distribution fees, shareholder servicing fees, conversion features, exchange privileges and other shareholder services applicable to a particular class of shares of the Multi-Class Funds.  Appendix A sets forth the actual sales charges, Rule 12b‑1 fees and shareholder servicing fees of each class of shares of each Multi-Class Fund.  Additional details and restrictions regarding such fees and services are set forth in the relevant Fund’s current Prospectus and Statement of Additional Information.

            A.  Class A Shares -- Multi-Class Funds.

Maximum Initial Sales Charge:  Not to exceed 5.75% of the net asset value (“NAV”) at the time of purchase, as further specified in Appendix A.

Contingent Deferred Sales Charge:  Class A shares that are purchased at NAV in amounts of $1,000,000 or more will be assessed a CDSC of 1.00% if they are redeemed within one year from the date of purchase.  Effective February 1, 2008, such Class A share purchases may be assessed such CDSC if they are redeemed within eighteen months from the date of purchase.  The CDSC will be calculated based upon the NAV at the time of purchase of the Class A shares being redeemed.

Maximum Annual Rule 12b-1 Distribution Fee:  Not to exceed 0.25% of average daily net assets attributable to Class A shares, as further specified in Appendix A.

Maximum Annual Shareholder Servicing Fee:  Not to exceed 0.25% of average daily net assets attributable to Class A shares, as further specified in Appendix A.

Conversion Features:  None

Exchange Privileges:  As described in the current prospectus for each Fund.

            B.   Class B Shares -- Multi-Class Funds.

Maximum Initial Sales Charge:  None

Contingent Deferred Sales Charge:  Class B shares that are redeemed within six years from the receipt of a purchase order affecting such shares are subject to a CDSC equal to the percentage indicated below of the dollar amount of the applicable NAV.  For Class B shares purchased prior to June 9, 2003, the CDSC will be calculated based upon the lesser of the NAV at the time of purchase of the Class B shares being redeemed or the NAV of such shares at the time of redemption.  For Class B shares purchased on or after June 9, 2003, the CDSC will be calculated based upon the NAV at the time of purchase of the Class B shares being redeemed.  No CDSC is imposed on Class B shares purchased through reinvestment of dividends or capital gain distributions.  No CDSC is imposed on annual redemptions totaling 10% or less of an investor’s holdings through the systematic withdrawal program.

Redemption Within:  1 Year   2 Years   3 Years   4 Years   5 Years  6 Years  7 Years
         CDSC:               5.0%      4.0%       3.0%       3.0%       2.0%    1.0%     0.0%

Maximum Annual Rule 12b-1 Distribution Fee:  Not to exceed 0.75% of average daily net assets attributable to Class B shares, as further specified in Appendix A.

Maximum Annual Shareholder Servicing Fee:  Not to exceed 0.25% of average daily net assets attributable to Class B shares, as further specified in Appendix A.

Conversion Features:  Class B shares of a Multi-Class Fund that have been outstanding for seven years after the end of the month in which the shares were initially purchased automatically convert to Class A shares of such Fund.  Such conversion is on the basis of the relative NAVs of the two classes, without the imposition of any sales charge or other charge.

Exchange Privileges:  As described in the current prospectus for each Fund.

C.  Class C Shares— Multi-Class Funds.

1.   Maximum Initial Sales Charge:   None

2.   Contingent Deferred Sales Charge:  Class C shares that are redeemed within one year of a receipt of a purchase order affecting such shares are subject to a CDSC of 1.00%.  For Class C shares purchased prior to June 9, 2003, the CDSC will be calculated based upon the lesser of NAV at the time of purchase of the Class C shares being redeemed or the NAV of such shares at the time of redemption.  For Class C shares purchased on or after June 9, 2003, the CDSC will be calculated based upon the NAV at the time of purchase of the Class C shares being redeemed.   No CDSC is imposed on Class C shares purchased through reinvestment of dividends or capital gain distributions.  No CDSC is imposed on annual redemptions totaling 10% or less of an investor’s holdings through the systematic withdrawal program.

3.   Maximum Annual Rule 12b-1 Distribution Fee:  Not to exceed 0.75% of average daily net assets attributable to Class C shares, as further specified in Appendix A.

4.   Maximum Annual Shareholder Servicing Fee:  Not to exceed 0.25% of average daily net assets attributable to Class C shares, as further specified in Appendix A.

5.   Conversion Features:  None

6.   Exchange Privileges:  As described in the current prospectus for each Fund.

D.  Class R Shares – Multi-Class Funds.

1.   Maximum Initial Sales Charge:  None

2.   Contingent Deferred Sales Charge:  None

3.   Maximum Annual Rule 12b-1 Distribution Fee:  Not to exceed 0.25% of average daily net assets attributable to Class R shares, as further specified in Appendix A.

4.   Maximum Annual Shareholder Servicing Fee:  Not to exceed 0.25% of the average daily net assets attributable to Class R shares, as further specified in Appendix A.

5.   Conversion Features:  None

6.   Exchange Privileges:  As described in the current prospectus for each Fund.

E.   Administrator Class Shares -- Multi-Class Non-Money Market Funds.

Maximum Initial Sales Charge:  None

Contingent Deferred Sales Charge:  None

Maximum Annual Rule 12b-1 Distribution Fee:  None

Maximum Annual Shareholder Servicing Fee:  Not to exceed 0.25% of average daily net assets attributable to Administrator Class shares, as further specified in Appendix A.

Conversion Features:  None

Exchange Privileges:   As described in the current prospectus for each Fund.

            F.   Administrator Class Shares – Multi-Class Money Market Funds.

1.   Maximum Initial Sales Charge:  None

2.   Contingent Deferred Sales Charge:  None

3.   Maximum Annual Rule 12b-1 Distribution Fee:  None

4.   Maximum Annual Shareholder Servicing Fee:  Not to exceed 0.10% of the average daily net assets attributable to Administrator Class shares, as further specified in Appendix A.

5.   Conversion Features:  None

6.   Exchange Privileges:  As described in the current prospectus for each Fund.

G.  Daily Class Shares – Multi-Class Money Market Funds.

1.   Maximum Initial Sales Charge:  None

2.   Contingent Deferred Sales Charge:  None

3.   Maximum Annual Rule 12b-1 Distribution Fee:  Not to exceed 0.25% of the average daily net assets attributable to Daily Class shares, as further specified in Appendix A.

4.   Maximum Annual Shareholder Servicing Fee:  Not to exceed 0.25% of the average daily net assets attributable to Daily Class shares, as further specified in Appendix A.

5.   Conversion Features:  None

6.   Exchange Privileges:  As described in the current prospectus for each Fund.

            H.  Institutional Class Shares -- Multi-Class Funds.

Maximum Initial Sales Charge:  None

Contingent Deferred Sales Charge:  None

Maximum Annual Rule 12b-1 Distribution Fee:  None

Maximum Annual Shareholder Servicing Fee:  None

Conversion Features:  None

Exchange Privileges:  As described in the current prospectus for the Fund.

I.    Investor Class Shares – Multi-Class Funds.

      1.   Maximum Initial Sales Charge:  None

2.   Contingent Deferred Sales Charge:  None

3.   Maximum Annual Rule 12b-1 Distribution Fee:  None

4.   Maximum Annual Shareholder Servicing Fee:  Not to exceed 0.25% of average daily net assets attributable to Investor Class shares, as further specified in Appendix A.

5.   Conversion Features:  None

6.   Exchange Privileges: As described in the current prospectus for each Fund.

J.  Class R4 Shares – Multi-Class Funds.

1.   Maximum Initial Sales Charge:  None

2.   Contingent Deferred Sales Charge:  None

3.   Maximum Annual Rule 12b-1 Distribution Fee:  None

4.   Maximum Annual Shareholder Servicing Fee:  Not to exceed 0.10% of the average daily net assets attributable to Administrator Class shares, as further specified in Appendix A.

5.   Conversion Features:  None

6.   Exchange Privileges: As described in the current prospectus for each Fund.

K.  Class R6 Shares – Multi-Class Funds.

1.   Maximum Initial Sales Charge:  None

2.   Contingent Deferred Sales Charge:  None

3.   Maximum Annual Rule 12b-1 Distribution Fee:   None

4.   Maximum Annual Shareholder Servicing Fee:  None

5.   Conversion Features:  None

6.   Exchange Privileges: As described in the current prospectus for each Fund.

L.   Select Class Shares – Multi-Class Money Market Funds.

1.   Maximum Initial Sales Charge:  None

2.   Contingent Deferred Sales Charge:  None

3.   Maximum Annual Rule 12b-1 Distribution Fee:  None

4.   Maximum Annual Shareholder Servicing Fee:  None

5.   Conversion Features:  None

6.   Exchange Privileges: As described in the current prospectus for each Fund.

M.  Service Class Shares -- Multi-Class Funds.

Maximum Initial Sales Charge:  None

Contingent Deferred Sales Charge:  None

Maximum Annual Rule 12b-1 Distribution Fee:  None

Maximum Annual Shareholder Servicing Fee:  Not to exceed 0.25% of the average daily net assets attributable to Service Class shares, as further specified in Appendix A.

Conversion Features:  None

Exchange Privileges:  As described in the current prospectus for each Fund.

N.  Sweep Class Shares – Multi-Class Money Market Funds.

1.   Maximum Initial Sales Charge:  None

2.   Contingent Deferred Sales Charge:  None

3.   Maximum Annual Rule 12b-1 Distribution Fee:  Not to exceed 0.35% of the average daily net assets attributable to Sweep Class shares, as further specified in Appendix A.

4.   Maximum Annual Shareholder Servicing Fee:  Not to exceed 0.25% of the average daily net assets attributable to Sweep Class shares, as further specified in Appendix A.

5.   Conversion Features:  None

6.   Exchange Privileges:  As described in the current prospectus for each Fund.

IV.       Board Review.

The Board of Trustees of the Trust shall review the Plan as it deems necessary.  Prior to any material amendment(s) to the Plan with respect to any Multi-Class Fund’s shares, the Trust’s Board of Trustees, including a majority of the Trustees that are not interested persons of the Trust, shall find that the Plan, as proposed to be amended (including any proposed amendments to the method of allocating class and/or fund expenses), is in the best interest of each class of shares of the Fund individually and the Fund as a whole.  In considering whether to approve any proposed amendment(s) to the Plan, the Trustees of the Trust shall request and evaluate such information as they consider reasonably necessary to evaluate the proposed amendment(s) to the Plan.

Adopted:  March 26, 1999

Most recently amended:  August 15, 2012

APPENDIX A

RULE 18f-3 MULTI-CLASS PLAN

WELLS FARGO FUNDS TRUST

Funds Trust Multi Class Funds and Share Classes	Maximum Initial Sales Charge	Maximum CDSC±	Maximum 12b-1 Fee**	Maximum Shareholder Servicing Fee
Absolute Return Fund Class A Class C Administrator Class Institutional Class1	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Adjustable Rate Government Fund Class A Class B Class C Administrator Class Institutional Class	2.00 None None None None	None 1.50 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Asia Pacific Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Asset Allocation Fund Class A Class B Class C Class R Administrator Class Institutional Class2	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 0.25 None None	0.25 0.25 0.25 0.25 0.25 None
C&B Large Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
C&B Mid Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
California Limited-Term Tax-Free Fund Class A Class C Administrator Class	3.00 None None	None 1.00 None	None 0.75 None	0.25 0.25 0.25
California Municipal Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	None None None None None	None None None None None	None None None None 0.35	0.25 0.10 None 0.25 0.25
California Tax-Free Fund Class A Class B Class C Administrator Class	4.50 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Capital Growth Fund3 Class A Class C Administrator Class Institutional Class Investor Class Class R4 Class R6	5.75 None None None None None None	None 1.00 None None None None None	None 0.75 None None None None None	0.25 0.25 0.25 None 0.25 0.10 None
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	None None None None	None None None None	None None None None	0.10 None None 0.25
Colorado Tax-Free Fund Class A Class B Class C Administrator Class	4.50 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Common Stock Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Disciplined U.S. Core Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Discovery Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Diversified Capital Builder Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Diversified Equity Fund Class A Class B Class C Administrator Class	5.75 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Diversified Income Builder Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Diversified International Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Dow Jones Target Today Fund4 Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4	5.75 None None None None None None	None 5.00 1.00 None None None None	None 0.75 0.75 None None None None	0.25 0.25 0.25 0.25 None 0.25 0.10
Dow Jones Target 2010 Fund5 Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4	5.75 None None None None None None	None 5.00 1.00 None None None None	None 0.75 0.75 None None None None	0.25 0.25 0.25 0.25 None 0.25 0.10
Dow Jones Target 2015 Fund6 Administrator Class Institutional Class Investor Class Class R4	None None None None	None None None None	None None None None	0.25 None 0.25 0.10
Dow Jones Target 2020 Fund7 Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4	5.75 None None None None None None	None 5.00 1.00 None None None None	None 0.75 0.75 None None None None	0.25 0.25 0.25 0.25 None 0.25 0.10
Dow Jones Target 2025 Fund8 Administrator Class Institutional Class Investor Class Class R4	None None None None	None None None None	None None None None	0.25 None 0.25 0.10
Dow Jones Target 2030 Fund9 Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4	5.75 None None None None None None	None 5.00 1.00 None None None None	None 0.75 0.75 None None None None	0.25 0.25 0.25 0.25 None 0.25 0.10
Dow Jones Target 2035 Fund10 Administrator Class Institutional Class Investor Class Class R4	None None None None	None None None None	None None None None	0.25 None 0.25 0.10
Dow Jones Target 2040 Fund 11 Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4	5.75 None None None None None None	None 5.00 1.00 None None None None	None 0.75 0.75 None None None None	0.25 0.25 0.25 0.25 None 0.25 0.10
Dow Jones Target 2045 Fund12 Administrator Class Institutional Class Investor Class Class R4	None None None None	None None None None	None None None None	0.25 None 0.25 0.10
Dow Jones Target 2050 Fund13 Class A Class C Administrator Class Institutional Class Investor Class Class R4	5.75 None None None None None	None 1.00 None None None None	None 0.75 None None None None	0.25 0.25 0.25 None 0.25 0.10
Dow Jones Target 2055 Fund14 Administrator Class Institutional Class Investor Class Class R4	None None None None	None None None None	None None None None	0.25 None 0.25 0.10
Emerging Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Emerging Markets Equity Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Emerging Markets Equity Income Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Emerging Markets Local Bond Fund Class A Class C Administrator Class Institutional Class	4.50 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Endeavor Select Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Enterprise Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Equity Value Fund Class A Class B Class C Class R Administrator Class Institutional Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 0.25 None None	0.25 0.25 0.25 0.25 0.25 None
Global Opportunities Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Government Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	None None None None None	None None None None None	None None None None 0.35	0.25 0.10 None 0.25 0.25
Government Securities Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	4.50 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Growth Balanced Fund Class A Class B Class C Administrator Class	5.75 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	None None None None	None None None None	None None None None	0.10 None None 0.25
High Income Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	4.50 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
High Yield Bond Fund Class A Class B Class C Administrator Class	4.50 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Income Plus Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	4.50 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Index Asset Allocation Fund Class A Class B Class C Administrator Class	5.75 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Index Fund Class A Class B Class C Administrator Class Investor Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.10 0.25
Inflation-Protected Bond Fund Class A Class B Class C Administrator Class	4.50 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Intermediate Tax/AMT-Free Fund Class A Class C Administrator Class Institutional Class Investor Class	3.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
International Bond Fund Class A Class B Class C Administrator Class Institutional Class Class R615	4.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None None
International Equity Fund Class A Class B Class C Class R Administrator Class Institutional Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 0.25 None None	0.25 0.25 0.25 0.25 0.25 None
International Value Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Intrinsic Value Fund16 Class A Class B Class C Administrator Class Institutional Class Class R4 Class R6	5.75 None None None None None None	None 5.00 1.00 None None None None	None 0.75 0.75 None None None None	0.25 0.25 0.25 0.25 None 0.10 None
Intrinsic World Equity Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Large Cap Core Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Large Cap Growth Fund17 Class A Class C Class R Administrator Class Institutional Class Investor Class Class R4 Class R6	5.75 None None None None None None None	None 1.00 None None None None None None	None 0.75 0.25 None None None None None	0.25 0.25 0.25 0.25 None 0.25 0.10 None
Large Company Value Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Minnesota Tax-Free Fund Class A Class B Class C Administrator Class	4.50 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Moderate Balanced Fund Class A Class B Class C Administrator Class	5.75 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Money Market Fund Class A Class B Class C Daily Class Investor Class Service Class	None None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 0.25 None None	0.25 0.25 0.25 0.25 0.25 0.25
Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	4.50 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	None None None	None None None	None None None	0.10 None 0.25
Municipal Money Market Fund Class A Institutional Class Investor Class Service Class Sweep Class	None None None None None	None None None None None	None None None None 0.35	0.25 None 0.25 0.25 0.25
National Tax-Free Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	None None None None None	None None None None None	None None None None 0.35	0.25 0.10 None 0.25 0.25
North Carolina Tax-Free Fund Class A Class C Institutional Class	4.50 None None	None 1.00 None	None 0.75 None	0.25 0.25 None
Omega Growth Fund Class A Class B Class C Class R Administrator Class Institutional Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 0.25 None None	0.25 0.25 0.25 0.25 0.25 None
Opportunity Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Pennsylvania Tax-Free Fund Class A Class B Class C Institutional Class	4.50 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 None
Precious Metals Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Premier Large Company Growth Fund18 Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4 Class R6	5.75 None None None None None None None	None 5.00 1.00 None None None None None	None 0.75 0.75 None None None None None	0.25 0.25 0.25 0.25 None 0.25 0.10 None
Prime Investment Money Market Fund Institutional Class Service Class	None None	None None	None None	None 0.25
Short Duration Government Bond Fund Class A Class B Class C Administrator Class Institutional Class Class R619	3.00 None None None None None	None 3.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None \None
Short-Term Bond Fund Class A Class C Institutional Class Investor Class	3.00 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 None 0.25
Short-Term High Yield Bond Fund Class A Class C Administrator Class Institutional Class20 Investor Class	3.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Short-Term Municipal Bond Fund Class A Class C Administrator Class Institutional Class Investor Class	3.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Small Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Small Company Growth Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Small Company Value Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Small/Mid Cap Core Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Small/Mid Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Specialized Technology Fund Class A Class B Class C Administrator Class Investor Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 0.25
Special Mid Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Special Small Cap Value Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Strategic Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class21	4.50 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Total Return Bond Fund22 Class A Class B Class C Class R Administrator Class Institutional Class Investor Class Class R4 Class R6	4.50 None None None None None None None None	None 5.00 1.00 None None None None None None	None 0.75 0.75 0.25 None None None None None	0.25 0.25 0.25 0.25 0.25 None 0.25 0.10 None
Traditional Small Cap Growth Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Treasury Plus Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	None None None None None	None None None None None	None None None None 0.35	0.25 0.10 None 0.25 0.25
Ultra Short-Term Income Fund Class A Class C Administrator Class Institutional Class Investor Class	2.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Ultra Short-Term Municipal Income Fund Class A Class C Administrator Class Institutional Class Investor Class	2.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Utility & Telecommunications Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Wisconsin Tax-Free Fund Class A Class C Investor Class	4.50 None None	None 1.00 None	None 0.75 None	0.25 0.25 0.25
100% Treasury Money Market Fund Class A Administrator Class Service Class Sweep Class	None None None None	None None None None	None None None 0.35	0.25 0.10 0.25 0.25

Appendix A amended:   August 15, 2012

±  Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waives its commission (except for those Funds identified in the table as having Class A shares that are not subject to any CDSC).  Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.

Class A shares for the, Intermediate Tax/AMT-Free Fund and Short-Term Municipal Bond Fund that are purchased at NAV in amounts of $1,000,000 will be assessed a 0.50% if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waives its commission.  Effective November 1, 2012, Class A shares for the Intermediate Tax/AMT-Free Fund that are purchased at NAV in amounts of $500,000 or more will be assessed a 0.50% CDSC if the shares are redeemed within 12 months of purchase.  In addition,

Class A shares for the Short-Term High Yield Bond Fund that are purchased at NAV in amounts of $500,000 will be assessed a 0.40% if they are redeemed within twelve months from the date of purchase, unless the dealer of record waives its commission.  Effective November 1, 2012, Class A shares for the Short-Term High Yield Bond Fund that are purchased at NAV in amounts of $500,000 or more will be assessed a 0.50% CDSC if the shares are redeemed within 12 months of purchase.

    Class A shares for the Adjustable Rate Government Fund, California Limited-Term Tax-Free Fund, Short Duration Government Bond Fund and Short-Term Bond Fund that are purchased at NAV in amounts of $500,000   or more will be assessed a 0.40% if they are redeemed within twelve months from the date of purchase, unless the dealer of record waives its commission.

**On November 7, 2007, the Board of Trustees approved the closing of Class B shares to new investors and additional investments, effective February 14, 2008, with the exception of the Money Market Fund.  Following the closing of the Class B shares, 12b-1 payments will continue to fund previously incurred distribution-related expenses.

APPENDIX B

Multi-Class Funds and Classes	Class-Level Administration Fee
Multi-Class Non-Money Market/Non-Fixed Income Funds (Other than Asset Allocation Fund)
	Class A, Class B, Class C and Class R	0.26%
	Administrator Class	0.10%
	Institutional Class and Class R4	0.08%
	Investor Class	0.32%
	Class R6	0.03%
Absolute Return Fund
	Class A and Class C	0.26%
	Administrator Class	0.10%
	Institutional Class	0.08%
Asset Allocation Fund
	Class A, Class B, Class C and Class R	0.26%
	Administrator Class	0.10%
	Institutional Class	0.08%
Multi-Class Fixed Income (Non-Money Market) Funds
Class A, Class B, Class C and Class R	0.16%
Administrator Class	0.10%
Institutional Class and Class R4	0.08%
Investor Class	0.19%
Class R6	0.03%
Multi-Class Money Market Funds
Class A, Class B and Class C	0.22%
Service Class	0.12%
Administrator Class	0.10%
Institutional Class	0.08%
Investor Class	0.25%
Select Class	0.04%
Sweep Class and Daily Class	0.22%

1   On August 15, 2012, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Absolute Return Fund.  The Institutional Class will commence operations on or about December 3, 2012.

2  On August 15, 2012, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Asset Allocation Fund.  The Institutional Class will commence operations on or about December 3, 2012.

3 On August 15, 2012 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R4 and R6 shares for the Capital Growth Fund.  The Class R4 and R6 shares will commence operations on or about December 3, 2012.

4 On August 15, 2012 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R4 and R6 shares for the Dow Jones Target Today Fund.  The Class R4 shares will commence operations on or about December 3, 2012.  The Trustees also approved the modification and rename of the Institutional Class to Class R6 effective in the first half of 2013.

5 On August 15, 2012 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R4 and R6 shares for the Dow Jones Target 2010 Fund.  The Class R4 shares will commence operations on or about December 3, 2012.  The Trustees also approved the modification and rename of the Institutional Class to Class R6 effective in the first half of 2013.

6 On August 15, 2012 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R4 and R6 shares for the Dow Jones Target 2015 Fund.  The Class R4 shares will commence operations on or about December 3, 2012.  The Trustees also approved the modification and rename of the Institutional Class to Class R6 effective in the first half of 2013.

7 On August 15, 2012 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R4 and R6 shares for the Dow Jones Target 2020 Fund.  The Class R4 shares will commence operations on or about December 3, 2012.  The Trustees also approved the modification and rename of the Institutional Class to Class R6 effective in the first half of 2013.

8 On August 15, 2012 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R4 and R6 shares for the Dow Jones Target 2025 Fund.  The Class R4 shares will commence operations on or about December 3, 2012.  The Trustees also approved the modification and rename of the Institutional Class to Class R6 effective in the first half of 2013.

9 On August 15, 2012 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R4 and R6 shares for the Dow Jones Target 2030 Fund.  The Class R4 shares will commence operations on or about December 3, 2012.  The Trustees also approved the modification and rename of the Institutional Class to Class R6 effective in the first half of 2013.

10 On August 15, 2012 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R4 and R6 shares for the Dow Jones Target 2035 Fund.  The Class R4 shares will commence operations on or about December 3, 2012.  The Trustees also approved the modification and rename of the Institutional Class to Class R6 effective in the first half of 2013.

11 On August 15, 2012 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R4 and R6 shares for the Dow Jones Target 2040 Fund.  The Class R4 shares will commence operations on or about December 3, 2012.  The Trustees also approved the modification and rename of the Institutional Class to Class R6 shares effective in the first half of 2013.

12 On August 15, 2012 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R4 and R6 shares for the Dow Jones Target 2045 Fund.  The Class R4 shares will commence operations on or about December 3, 2012.  The Trustees also approved the modification and rename of the Institutional Class to Class R6 shares effective in the first half of 2013.

13 On August 15, 2012 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R4 and R6 shares and the addition of Class A and C shares for the Dow Jones Target 2050 Fund.  The R4 Class, Class A and C shares will commence operations on or about December 3, 2012.  The Trustees also approved the modification and rename of the Institutional Class to Class R6 shares effective in the first half of 2013.

14 On August 15, 2012 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R4 and R6 shares for the Dow Jones Target 2055 Fund.  The Class R4 shares will commence operations on or about December 3, 2012.  The Trustees also approved the modification and rename of the Institutional Class to Class R6 shares effective in the first half of 2013.

15 On August 15, 2012 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R6 shares for the International Bond Fund.  The Class R6 shares will commence operations on or about December 3, 2012.

16 On August 15, 2012 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R4 and R6 shares for the Intrinsic Value Fund.  The Class R4 and R6 shares will commence operations on or about December 3, 2012.

17 On August 15, 2012 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R4 and R6 shares for the Large Cap Growth Fund.  The Class R4 and R6 shares will commence operations on or about December 3, 2012.

18 On August 15, 2012 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R4 and R6 shares for the Premier Large Company Growth Fund.  The Class R4 and R6 shares will commence operations on or about December 3, 2012.

19 On August 15, 2012 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R6 shares for the Short Duration Government Bond Fund.  The Class R6 shares will commence operations on or about December 3, 2012.

20 On August 15, 2012, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Short-Term High Yield Bond Fund.  The Institutional Class will commence operations on or about December 3, 2012.

21 On August 15, 2012, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Strategic Municipal Bond Fund.  The Institutional Class will commence operations on or about December 3, 2012.

22 On August 15, 2012 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R4 and R6 shares for the Total Return Bond Fund.  The Class R4 and R6 shares will commence operations on or about December 3, 2012.

Appendix B amended:   August 15, 2012